SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of March 1, 2000, providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-RS1)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                         333-91561             41-1955181
---------------                  ---------             ----------
(State or Other Jurisdiction    (Commission           (I.R.S. Employer
of Incorporation)                File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                            55437
 ----------------------                            -----
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


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Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2000; Commission File Number 1-10777), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K

Exhibit No.                  Exhibit No.       Description

1                            23                Consent of KPMG LLP,
                                               independent auditors of
                                               Ambac Assurance Corporation
                                               and subsidiaries with respect
                                               to the Residential Asset
                                               Mortgage Products, Inc.
                                               Mortgage Asset-Backed Pass-
                                               Through Certificates, Series
                                               2000-RS1




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION

                                            By:    /s/ Julie Steinhagen
                                            Name:   Julie Steinhagen
                                            Title:  Vice President

Dated: March 22, 2000



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:
                                            Name:   Julie Steinhagen
                                            Title:  Vice President

Dated: March 22, 2000


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                                  EXHIBIT INDEX

               Item 601(a) of                                    Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.                  Description          Page

1               23                      Accountant's Consent




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                                    EXHIBIT 1


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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

        We consent to the incorporation by reference in the registration statement (No. 333-91561) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated March 22, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which report appears in the Current Report on Form 8-K of Ambac
Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 13, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                  /s/ KPMG LLP

New York, New York
March 22, 2000


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